UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2023

SALEM MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 NORTH BELT LINE ROAD IRVING, TEXAS	75063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 586-0080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SALM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment Number Ten to Credit Agreement and Amendment to Forbearance Agreement and Amendment Number Seven to Credit Agreement and Amendment Number One to Guaranty and Security Agreement, dated as of November 2, 2023

Salem Media Group, Inc. (the “Company”) and certain subsidiaries of the Company party to the Credit Agreement and the Forbearance Agreement (each as defined below) (together with the Company, the “Loan Parties”) entered into an Amendment Number Ten to Credit Agreement and Amendment to Forbearance Agreement and Amendment Number Seven to Credit Agreement and Amendment Number One to Guaranty and Security Agreement, dated as of November 2, 2023 (the “Amendment”), with the lenders party thereto (the “Lenders”), and Wells Fargo Bank, National Association, as administrative agent (the “Agent”). The Amendment amends the Credit Agreement, dated as of May 19, 2017 (as amended, supplemented or otherwise modified, including pursuant to the Amendment, the “Credit Agreement”), by and among the Company and the other Loan Parties that are borrowers thereunder, the Lenders and the Agent, and the Forbearance Agreement and Amendment Number Seven to Credit Agreement and Amendment Number One to Guaranty and Security Agreement, dated as of August 7, 2023 (as amended, supplemented or otherwise modified, including pursuant to the Amendment, the “Forbearance Agreement”), by and among the Loan Parties, the Lenders and the Agent.

The Amendment extends the current Forbearance Period under the Forbearance Agreement though and including November 27, 2023.

In addition, among other things, the Amendment shortens the maturity date under the Credit Agreement to February 1, 2024, increases the minimum availability requirement from $1,000,000 to $2,000,000 from and after November 7, 2023, and imposes certain restrictions on cash balances and use of proceeds.

A copy of the Amendment is filed with this Form 8-K as Exhibit 10.1 and incorporated by reference herein. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibits are filed with this current report on Form 8-K:

Exhibit No.	Description

10.1	Amendment Number Ten to Credit Agreement and Amendment to Forbearance Agreement and Amendment Number Seven to Credit Agreement and Amendment Number One to Guaranty and Security Agreement, dated as of November 2, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM MEDIA GROUP, INC.

Date: November 3, 2023	/s/ Christopher J. Henderson
Christopher J. Henderson
Executive Vice President, General Counsel and Secretary